                                                                    EXHIBIT 10.2

                                                                  EXECUTION COPY

________________________________________________________________________________



                  WILMINGTON TRUST COMPANY, AS TRUSTEE OF THE
                   HOUSEHOLD CREDIT CARD MASTER NOTE TRUST I

                                    Issuer

                                      and

                         HOUSEHOLD FINANCE CORPORATION

                                 Administrator



                             AMENDED AND RESTATED
                           ADMINISTRATION AGREEMENT
                      amending and restating in full the
            Administration Agreement dated as of September 25, 2000


                         Dated as of November 16, 2000


________________________________________________________________________________

                               Table of Contents

                                                                                               Page
                                                                                               ----

Section 1.     Duties of Administrator........................................................  2
Section 2.     Records........................................................................  5
Section 3.     Compensation...................................................................  5
Section 4.     Additional Information to be Furnished to Issuer...............................  5
Section 5.     Independence of Administrator..................................................  5
Section 6.     No Joint Venture...............................................................  6
Section 7.     Other Activities of Administrator..............................................  6
Section 8.     Term of Agreement; Resignation and Removal of Administrator....................  6
Section 9.     Action upon Termination, Resignation or Removal................................  7
Section 10.    Notices........................................................................  7
Section 11.    Amendments.....................................................................  8
Section 12.    Successors and Assigns.........................................................  9
Section 13.    GOVERNING LAW..................................................................  9
Section 14.    Headings.......................................................................  9
Section 15     Counterparts...................................................................  9
Section 16.    Severability...................................................................  9
Section 17.    Not Applicable to Household Finance Corporation in Other Capacities............  9
Section 18.    Limitation of Liability of Owner Trustee.......................................  9
Section 19.    Third-Party Beneficiary........................................................ 10
Section 20.    Nonpetition Covenants.......................................................... 10
Section 21.    Successor Administrator........................................................ 10

SCHEDULE 1 - ADMINISTRATION FEE

EXHIBIT A - FORM OF POWER OF ATTORNEY

     This AMENDED AND RESTATED ADMINISTRATION AGREEMENT, dated as of November 16, 2000 (the "Administration Agreement"), between WILMINGTON TRUST COMPANY, not
               ------------------------
in its individual capacity but solely as Owner Trustee, on behalf of the HOUSEHOLD CREDIT CARD MASTER NOTE TRUST I, a common law trust organized and existing under the laws of the State of Delaware (herein, the "Issuer"), and
                                                               ------
HOUSEHOLD FINANCE CORPORATION, a Delaware corporation ("Household Finance
                                                        -----------------
Corporation"), as administrator (herein, the "Administrator") amends and
-----------                                   -------------
restates in full the Administration Agreement, dated as of September 25, 2000, between the Issuer and the Administrator.

                             W I T N E S S E T H :

     WHEREAS the Issuer was formed pursuant to a trust agreement, dated as of September 25, 2000 ( as amended and restated on November 16, 2000, and as may be amended, modified or supplemented from time to time in accordance with the provisions thereof, the "Trust Agreement"), between Household Receivables
                         ---------------
Funding, Inc. III and Wilmington Trust Company, as owner trustee (the "Owner
                                                                       -----
Trustee");
-------

     WHEREAS the Issuer has entered into an Amended and Restated Master Indenture, dated as of November 16, 2000 (as amended, modified or supplemented from time to time in accordance with the provisions thereof, the "Indenture"),
                                                                  ---------
between the Issuer and Wells Fargo Bank Minnesota, National Association, a national banking association, as indenture trustee (the "Indenture Trustee") to
                                                         -----------------
provide for the issuance of its asset backed notes (the "Notes");
                                                         -----

     WHEREAS the Issuer has entered into certain agreements in connection with the issuance of the Notes and of the beneficial ownership interest of the Issuer, including (i) a Transfer and Servicing Agreement, dated as of the Closing Date (as amended, modified or supplemented from time to time in accordance with the provisions thereof, the "Transfer and Servicing Agreement"),
                                             --------------------------------
among Household Receivables Funding, Inc. III, as Transferor (the "Transferor"),
                                                                   ----------
Household Finance Corporation, as Servicer (in such capacity, the "Servicer"),
                                                                   --------
and the Issuer, and (ii) the Indenture (the Transfer and Servicing Agreement, the Trust Agreement and the Indenture being hereinafter referred to collectively as the "Related Agreements") (capitalized terms used herein and not defined
        ------------------
herein shall have the meanings assigned to such terms in the Transfer and Servicing Agreement, or if not defined therein, in the Indenture);

     WHEREAS pursuant to the Related Agreements, the Issuer and the Owner Trustee are required to perform certain duties in connection with (a) the Notes and the collateral therefor pledged pursuant to the Indenture (the "Collateral")
                                                                    ----------
and (b) the beneficial ownership interest in the Issuer (the holder of such interest being referred to herein as the "Owner");
                                          -----

     WHEREAS the Issuer and the Owner Trustee desire to have the Administrator perform certain of the duties of the Issuer and the Owner Trustee referred to in the preceding clause, and to provide such additional services consistent with the terms of this Agreement and the Related Agreements as the Issuer and the Owner Trustee may from time to time request;

     WHEREAS the Administrator has the capacity to provide the services required hereby and is willing to perform such services for the Issuer and the Owner Trustee on the terms set forth herein;

     NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

     Section 1.     Duties of Administrator.
                    -----------------------

     (a)     Duties with Respect to the Related Agreements.
             ---------------------------------------------

             (i) The Administrator shall consult with the Owner Trustee regarding the duties of the Issuer and the Owner Trustee under the Related Agreements. The Administrator shall monitor the performance of the Issuer and shall advise the Owner Trustee when action is necessary to comply with the Issuer's or the Owner Trustee's duties under the Related Agreements. The Administrator shall prepare for execution by the Issuer or the Owner Trustee or shall cause the preparation by other appropriate persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer or the Owner Trustee to prepare, file or deliver pursuant to any Related Agreement. In furtherance of the foregoing, the Administrator shall take all appropriate action that it is the duty of the Issuer or the Owner Trustee to take pursuant to the Indenture including, without limitation, such of the foregoing as are required with respect to the following matters under the Indenture (references are to sections of the Indenture):

                    (1) the preparation of or obtaining of the documents and instruments required for execution, authentication and delivery of the Notes, if any, and delivery of the same to the Indenture Trustee (Section 2.03, 2.05, 2.06, 2.12(d), 2.15 and 2.16);

                    (2) the duty to cause the Note Register to be kept and to give the Indenture Trustee notice of any appointment of a new Registrar and the location, or change in location, of the Note Register (Section 2.05);

                    (3) the furnishing of the Indenture Trustee, the Servicer, any Noteholder or the Paying Agent with the names and addresses of Noteholders after receipt of a written request therefor from the Indenture Trustee, the Servicer, any Noteholder or the Paying Agent, respectively (Section 2.09(a) and Section 7.01);

                    (4) the preparation, obtaining or filing of the instruments, opinions and certificates and other documents required for the release of collateral (Section 2.11);

                    (5) the duty to cause newly appointed Paying Agents, if any, to deliver to the Indenture Trustee the instrument specified in the Indenture regarding funds held in trust (Section 3.03);

                    (6) the direction to Paying Agents to pay to the Indenture Trustee all sums held in trust by such Paying Agents (Section 3.03);

                    (7) the obtaining and preservation of the Issuer's qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of the Indenture, the Notes, the Collateral and each other instrument and agreement (Section 3.04);

                    (8) the preparation of all supplements, amendments, financing statements, continuation statements, if any, instruments of further assurance and other instruments necessary to protect the Collateral (Section 3.05);

                    (9) the obtaining of the Opinion of Counsel on the Closing Date and the annual delivery of Opinions of Counsel as to the Collateral, and the annual delivery of the

             Officers' Certificate and certain other statements as to compliance with the Indenture (Sections 3.06 and 3.09);

                    (10) the identification to the Indenture Trustee in an
             Officer's Certificate of a Person with whom the Issuer has contracted to perform its duties under the Indenture (Section 3.07(b));

                    (11) the delivery of notice to the Indenture Trustee of the occurrence of any Servicer Default of which the Issuer has knowledge and the action, if any, the Issuer is taking in connection with such default (Section 3.07(d));

                    (12) the delivery to the Indenture Trustee, within 120 days after the end of each fiscal year of the Issuer of an Officer's Certificate with respect to various matters relating to compliance with the Indenture (Section 3.09);

                    (13) the preparation and obtaining of documents and
             instruments required for the release of the Issuer from its obligation under the Indenture (Section 3.10);

                    (14) the delivery of notice to the Indenture Trustee and the
             Rating Agencies of each Event of Default and each default by the Servicer or the Transferor under the Transfer and Servicing Agreement (Section 3.19);

                    (15) the monitoring of the Issuer's obligations as to the
             satisfaction and discharge of the Indenture and the preparation of an Officer's Certificate and the obtaining of the Opinion of Counsel and the Independent Certificate relating thereto (Section 4.01);

                    (16) the compliance with any written directive of the
             Indenture Trustee with respect to the sale of the Collateral in a commercially reasonable manner if an Event of Default shall have occurred and be continuing (Section 5.05);

                    (17) the preparation of any written instruments required to confirm more fully the authority of any co-trustee or separate trustee and any written instruments necessary in connection with the resignation or removal of any co-trustee or separate trustee (Sections 6.08 and 6.10);

                    (18) the preparation of an Issuer Request and Officers'
             Certificate and the obtaining of an Opinion of Counsel and Independent Certificates, if necessary, for the release of the Collateral (Sections 8.09 and 8.10);

                    (19) the preparation of Issuer Orders and the obtaining of
             Opinions of Counsel with respect to the execution of supplemental indentures and the mailing to the Noteholders of notices with respect to such supplemental indentures (Sections 10.01, 10.02 and 10.03);

                    (20) the execution of new Notes conforming to any
             supplemental indenture (Section 10.06);

                    (21) the preparation of all Officers' Certificates, Opinions of Counsel and Independent Certificates with respect to any requests by the Issuer to the Indenture Trustee to take any action under the Indenture (Section 12.01(a));

                    (22) the preparation and delivery of Officers' Certificates and the obtaining of Independent Certificates, if necessary, for the release of property from the lien of the Indenture (Section 12.01(b));

                    (23) the notification of each Rating Agency of the
             information required pursuant to Section 12.05 of the Indenture (Section 12.05);

                    (24) the preparation and delivery to Noteholders and the
             Indenture Trustee of any agreements with respect to alternate payment and notice provisions (Section 12.06); and

                    (25) compliance with the administrative provisions of the
             Transfer and Servicing Agreement.

     (b)     Additional Duties.
             -----------------

             (i) In addition to the duties of the Administrator set forth above, the Administrator shall perform all duties and obligations of the Issuer under the Related Agreements and shall perform such calculations and shall prepare for execution by the Issuer and shall cause the preparation by other appropriate persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer or the Owner Trustee to prepare, file or deliver pursuant to the Related Agreements, and at the request of the Issuer shall take all appropriate action that it is the duty of the Issuer or the Owner Trustee to take pursuant to the Related Agreements. Subject to Sections 1(c)(ii) and 5 of this Agreement, and in accordance with the directions of the Issuer, the Administrator shall administer, perform or supervise the performance of such other activities in connection with the Collateral (including the Related Agreements) as are not covered by any of the foregoing provisions and as are expressly requested by the Owner Trustee and are reasonably within the capability of the Administrator.

             (ii) The Administrator shall perform the duties of the Administrator specified in Section 9.02 of the Trust Agreement required to be performed in connection with the resignation or removal of the Owner Trustee, and any other duties expressly required to be performed by the Administrator under the Trust Agreement.

             (iii) In carrying out the foregoing duties or any of its other obligations under this Agreement, the Administrator may enter into transactions with or otherwise deal with any of its Affiliates; provided, however, that the terms of any such transactions or dealings shall be in accordance with any directions received from the Issuer and shall be, in the Administrator's opinion, no less favorable to the Issuer than would be available from unaffiliated parties.

             (iv) It is the intention of the parties hereto that the Administrator shall, and the Administrator hereby agrees to, prepare, file and deliver on behalf of the Issuer all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer to prepare, file or deliver pursuant to the Related Agreements. In furtherance thereof, the Owner Trustee shall, on behalf of the Issuer, execute and deliver to the Administrator and its agents, and to each successor Administrator appointed pursuant to the terms hereof, one or more powers of attorney substantially in the form of Exhibit A hereto,
                                                     ---------
     appointing the Administrator the attorney-in-fact of the Issuer for the purpose of executing on behalf of the Issuer all such documents, reports, filings, instruments, certificates and opinions.

     (c)     Non-Ministerial Matters.
             -----------------------

             (i) With respect to matters that in the reasonable judgment of the Administrator are non-ministerial, the Administrator shall not take any action unless within a reasonable time before the taking of such action, the Administrator shall have notified the Transferor of the proposed action and the Transferor shall not have withheld consent or provided an alternative direction. For the purpose of the preceding sentence, "non-ministerial matters" shall include, without limitation:

                    (1)  the amendment of or any supplement to the Indenture;

                    (2) the initiation of any claim or lawsuit by the Issuer and the compromise of any action, claim or lawsuit brought by or against the Issuer (other than in connection with the collection or enforcement of the Collateral);

                    (3) the amendment, change or modification of the Related Agreements;

                    (4) the appointment of successor Registrars, successor Paying Agents and successor Indenture Trustees pursuant to the Indenture or the appointment of successor Administrators, or the consent to the assignment by the Registrar, Paying Agent or Indenture Trustee of its obligations under the Indenture; and

                    (5)  the removal of the Indenture Trustee.

             (ii) Notwithstanding anything to the contrary in this Agreement, the Administrator shall not be obligated to, and shall not, (A) make any payments from its own funds to the Noteholders or the Owner under the Related Agreements, (B) sell the Collateral pursuant to Section 5.05 of the Indenture other than pursuant to a written directive of the Indenture Trustee or (C) take any other action that the Issuer directs the Administrator not to take on its behalf.

     Section 2.     Records. The Administrator shall maintain appropriate books
                    -------
of account and records relating to services performed hereunder, which books of account and records shall be accessible for inspection by the Issuer, the Owner Trustee, the Indenture Trustee, the Servicer and the Transferor at any time during normal business hours.

     Section 3.     Compensation.  As compensation for the performance of the
                    ------------
Administrator's obligations under this Agreement, the Administrator shall be entitled to the amount set forth on Schedule 1 which shall be payable in
                                    ----------
accordance with the applicable Indenture Supplement. The Transferor shall be responsible for payment of the Administrator's fees (to the extent not paid pursuant to the applicable Indenture Supplement) and shall reimburse the Administrator for any of its liabilities and extra out-of-pocket expenses related to its performance hereunder or under any Related Document.

     Section 4.     Additional Information to be Furnished to Issuer.  The
                    ------------------------------------------------
Administrator shall furnish to the Issuer from time to time such additional information regarding the Collateral as the Issuer shall reasonably request.

     Section 5.     Independence of Administrator.  For all purposes of this
                    -----------------------------
Agreement, the Administrator shall be an independent contractor and shall not be subject to the supervision of the Issuer or the Owner Trustee with respect to the manner in which it accomplishes the performance of its obligations hereunder. Unless expressly authorized by the Issuer, the Administrator shall have no authority to act for or represent the Issuer or the Owner Trustee in any way and shall not otherwise be deemed an agent of the Issuer or the Owner Trustee.

     Section 6.     No Joint Venture.  Nothing contained in this Agreement shall
                    ----------------
(a) constitute the Administrator and either of the Issuer or the Owner Trustee as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (b) be construed to impose any liability as such on any of them or (c) be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.

     Section 7.     Other Activities of Administrator.  Nothing herein shall
                    ---------------------------------
prevent the Administrator or its affiliates from engaging in other businesses or, in its sole discretion, from acting in a similar capacity as an administrator for any other person or entity even though such person or entity may engage in business activities similar to those of the Issuer, the Owner Trustee or the Indenture Trustee.

     Section 8.     Term of Agreement; Resignation and Removal of Administrator.
                    -----------------------------------------------------------

     (a) This Agreement shall continue in force until the termination of the Issuer, upon which event this Agreement shall automatically terminate.

     (b)     Subject to Section 8(e) and (f), the Administrator may resign its
                        --------------------
duties hereunder by providing the Issuer with at least 60 days prior written notice.

     (c)     Subject to Section 8(e) and (f), the Issuer may remove the
                        --------------------
Administrator without cause by providing the Administrator with at least 60 days prior written notice.

     (d)     Subject to Section 8(e) and (f), at the sole option of the Issuer,
                        --------------------
the Administrator may be removed immediately upon written notice of termination from the Issuer to the Administrator if any of the following events shall occur:

             (i) the Administrator shall default in the performance of any of its duties under this Agreement and, after notice of such default, shall not cure such default within 30 days (or, if such default cannot be cured in such time, shall not give within 30 days such assurance of cure as shall be reasonably satisfactory to the Issuer);

             (ii) a court having jurisdiction in the premises shall enter a decree or order for relief, and such decree or order shall not have been vacated within 60 days, in respect of the Administrator in any involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect or appoint a receiver, conservator, liquidator, assignee, custodian, trustee, sequestrator or similar official for the Administrator or any substantial part of its property or order the winding-up or liquidation of its affairs; or

             (iii) the Administrator shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of a receiver, conservator, liquidator, assignee, trustee, custodian, sequestrator or similar official for the Administrator or any substantial part of its property, shall consent to the taking of possession by any such official of any substantial part of its property, shall make any general assignment for the benefit of creditors, shall admit in writing its inability to pay its debts generally as they become due or shall fail generally to pay its debts as they become due.

                    The Administrator agrees that if any of the events specified in clause (ii) or (iii) of this Section 8(d) shall occur, it shall give written notice thereof to the Issuer and the Indenture Trustee within seven days after the happening of such event.

     (e)     No resignation or removal of the Administrator pursuant to this
Section 8 shall be effective until (i) a successor Administrator shall have been appointed by the Issuer and (ii) such successor Administrator shall have agreed in writing to be bound by the terms of this Agreement in the same manner as the Administrator is bound hereunder.

     (f) The appointment of any successor Administrator shall be effective only after satisfaction of the Rating Agency Condition with respect to the proposed appointment.

     Section 9.     Action upon Termination, Resignation or Removal.  Promptly
                    -----------------------------------------------
upon the effective date of termination of this Agreement pursuant to Section 8(a) or the resignation or removal of the Administrator pursuant to Section 8(b), (c) or (d) respectively, the Administrator shall be entitled to be paid all fees and reimbursable expenses accruing to it to the date of such termination, resignation or removal. The Administrator shall forthwith upon such termination pursuant to Section 8(a) deliver to the Issuer all property and documents of or relating to the Collateral then in the custody of the Administrator. In the event of the resignation or removal of the Administrator pursuant to Section 8(b), (c) or (d), respectively, the Administrator shall cooperate with the Issuer and take all reasonable steps requested to assist the Issuer in making an orderly transfer of the duties of the Administrator.

     Section 10.    Notices.  Any notice, report or other communication given
                    -------
hereunder shall be in writing and addressed as follows:

     (a)     if to the Issuer or the Owner Trustee, to

                    Household Credit Card Master Note Trust I
                    c/o Wilmington Trust Company
                    Rodney Square North
                    1100 North Market Street
                    Wilmington, DE 19890-0001
                    Telephone: 302-651-8856

     (b)     if to the Transferor, to

                    Household Receivables Funding, Inc. III
                    1111 Town Center Drive
                    Las Vegas, Nevada 89134
                    Attention: Manager-Compliance


     (c)     if to the Administrator, to

                    Household Finance Corporation
                    2700 Sanders Road
                    Prospect Heights, Illinois 60070
                    Telephone: 847-564-5000

     (d)     if to the Indenture Trustee, to

                    Wells Fargo Bank Minnesota, National Association MAC N9311-161, 6th & Marquette
                    Minneapolis, MN 55479
                    Attention: Asset Backed Securities
                    Telephone: 612-667-8058

     (e)     if to Fitch, to
                    Fitch, Inc.
                    One State Street Plaza
                    New York, NY 10004,
                    Attention: ABS Surveillance
                    Telephone: 212-908-0500

     (f)     if to Moody's, to
                    Moody's Investors Service Inc.
                    99 Church Street
                    New York, NY 10007
                    Attention: ABS Monitoring Group
                    Telephone: 212-553-3648

     (g)     if to Standard & Poor's, to
                    Standard & Poor's Ratings Group
                    55 Water Street
                    New York, NY  10041
                    Attention: Credit Card ABS
                    Telephone: 212-438-2437

or to such other address as any party shall have provided to the other parties in writing. Any notice required to be in writing hereunder shall be deemed given if such notice is mailed by certified mail, postage prepaid, or hand-delivered to the address of such party as provided above, except that notices to the Indenture Trustee are effective only upon receipt.

     Section 11.    Amendments. This Agreement may be amended from time to time,
                    ----------
by a written amendment duly executed and delivered by the Issuer, the Administrator and the Transferor, with the written consent of the Owner Trustee, without the consent of any of the Noteholders or the Owner, (i) to cure any ambiguity, (ii) to correct or supplement any provisions herein which may be inconsistent with any other provisions herein, (iii) to add any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement, (iv) to change, modify, delete or add any other obligation of the Issuer and the Administrator; provided, however, the Issuer and the Administrator shall have delivered to the Indenture Trustee an Officer's Certificate, dated the date of any such action, stating that each of the Issuer and the Administrator reasonably believes that such action will not have an Adverse Effect, unless the Owner Trustee and the Indenture Trustee shall consent thereto.

     This Agreement may also be amended from time to time, by a written amendment duly executed and delivered by the Issuer, the Administrator and the Transferor, with the written consent of the Owner Trustee, the holders of Notes evidencing not less than a majority in the Outstanding Amount of the Notes and the Owner, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or modifying in any manner the rights of Noteholders or the Owner; provided, however, that, without the consent of the Holders of all of the Notes then outstanding, no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on the Receivables or distributions that are required to be made for the benefit of the Noteholders or
(b) reduce the aforesaid portion of the Outstanding Amount of the Notes, the Holders of which are required to consent to any such amendment

     Prior to the execution of any such amendment or consent, the Administrator shall furnish 10 days prior written notification of the substance of such amendment or consent to each Rating Agency. Promptly after the execution of any such amendment or consent, the Administrator shall furnish written notification of the substance of such amendment or consent to the Indenture Trustee.

     It shall not be necessary for the consent of Noteholders pursuant to this
Section 11 to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.

     Section 12.    Successors and Assigns.  This Agreement may not be assigned
                    ----------------------
by the Administrator unless such assignment is previously consented to in writing by the Issuer, the Transferor and the Owner Trustee and subject to the satisfaction of the Rating Agency Condition in respect thereof. An assignment with such consent and satisfaction, if accepted by the assignee, shall bind the assignee hereunder in the same manner as the Administrator is bound hereunder. Notwithstanding the foregoing, this Agreement may be assigned by the Administrator without the consent of the Issuer, the Transferor, the Owner Trustee or the Rating Agencies to a corporation or other organization that is a successor (by merger, consolidation or purchase of assets) to the Administrator, provided that such successor organization executes and delivers to the Issuer, the Transferor and the Owner Trustee an agreement in which such corporation or other organization agrees to be bound hereunder by the terms of said assignment in the same manner as the Administrator is bound hereunder. Subject to the foregoing, this Agreement shall bind any successors or assigns of the parties hereto.

     Section 13.    GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN
                    -------------
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     Section 14.    Headings. The section headings hereof have been inserted for
                    --------
convenience of reference only and shall not be construed to affect the meaning, construction or effect of this Agreement.

     Section 15     Counterparts.  This Agreement may be executed in
                    ------------
counterparts, each of which when so executed shall together constitute but one and the same agreement.

     Section 16.    Severability.  Any provision of this Agreement that is
                    ------------
prohibited or unenforceable in any jurisdiction shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     Section 17.    Not Applicable to Household Finance Corporation in Other
                    --------------------------------------------------------
Capacities.  Nothing in this Agreement shall affect any obligation Household
----------
Finance Corporation may have in any other capacity.

     Section 18.    Limitation of Liability of Owner Trustee.  Notwithstanding
                    ----------------------------------------
anything contained herein to the contrary, this instrument has been signed by Wilmington Trust Company not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer and in no event shall Wilmington Trust Company in its individual capacity or any beneficial owner of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles IV, V, VI and VII of the Trust Agreement.

     Section 19.    Third-Party Beneficiary.
                    -----------------------

     The Owner Trustee is a third-party beneficiary to this Agreement and is entitled to the rights and benefits hereunder and may enforce the provisions hereof as if it were a party hereto.

     Section 20.    Nonpetition Covenants. Notwithstanding any prior termination
                    ---------------------
of this Agreement, the Administrator shall not at any time with respect to the Issuer or the Transferor acquiesce, petition or otherwise invoke or cause the Issuer or the Transferor to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuer or the Transferor under any Federal or state bankruptcy, insolvency or similar law or appointing a receiver, conservator, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or the Transferor or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer or the Transferor; provided, however, that this Section 20 shall not operate to preclude any remedy described in Article V of the Indenture.

     Section 21.    Successor Administrator. In the event of a servicing
                    -----------------------
transfer pursuant to Article V of the Transfer and Servicing Agreement, the successor servicer under the Transfer and Servicing Agreement shall, upon the date of such servicing transfer, become the successor Administrator hereunder. "Administrator" shall mean initially Household Finance Corporation and
 -------------
thereafter its permitted successor and assigns as provided in Section 12 or any successor Administrator as provided in this Section 21.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the day and year first above written.


                              WILMINGTON TRUST COMPANY,
                              not in its individual capacity but solely as Owner Trustee on behalf of the HOUSEHOLD CREDIT CARD MASTER
                              NOTE TRUST I


                              By:   /s/ Patricia A. Evans
                                 -----------------------------------------
                                 Name:  Patricia A. Evans
                                 Title: Senior Financial Services Advisor


                              HOUSEHOLD FINANCE CORPORATION,
                                 as Administrator,


                              By:   /s/ B.B. Moss, Jr.
                                 -----------------------------------------
                                 Name:  B.B. Moss, Jr.
                                 Title: Vice President and Treasurer


Acknowledged and Accepted:

By:  Household Receivables Funding, Inc. III,
     Transferor


     By:  /s/  S.H. Smith
        ----------------------------------
        Name:  S.H. Smith
        Title: Assistant Treasurer

                                                                      SCHEDULE 1



The Administration Fee shall equal $1,200 per annum.

                                                                       EXHIBIT A
                                                     [Form of Power of Attorney]

                               POWER OF ATTORNEY

STATE OF DELAWARE         )
                          )
COUNTY OF ______________  )


          KNOW ALL MEN BY THESE PRESENTS, that Household Credit Card Master Note Trust I, a Delaware statutory business trust ("Trust"), does hereby make,
                                               -----
constitute and appoint Household Finance Corporation, as Administrator under the Administration Agreement (as defined below), and its agents and attorneys, as Attorneys-in-Fact to execute on behalf of the Trust all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Trust to prepare, file or deliver pursuant to the Related Agreements (as defined in the Administration Agreement), including, without limitation, to appear for and represent the Trust in connection with the preparation, filing and audit of federal, state and local tax returns pertaining to the Trust, and with full power to perform any and all acts associated with such returns and audits that the Trust could perform, including without limitation, the right to distribute and receive confidential information, defend and assert positions in response to audits, initiate and defend litigation, and to execute waivers of restriction on assessments of deficiencies, consents to the extension of any statutory or regulatory time limit, and settlements. For the purpose of this Power of Attorney, the term "Administration Agreement" means the Amended and Restated
                    ------------------------
Administration Agreement, dated as of November 16, 2000, between the Trust and Household Finance Corporation, as Administrator and as such may be amended from time to time.


          This power of attorney is coupled with an interest and shall survive and not be affected by the subsequent bankruptcy or dissolution of the Trust.


     All powers of attorney for this purpose heretofore filed or executed by the Trust are hereby revoked.

     EXECUTED this ____ day of _________, 2000.

                              WILMINGTON TRUST COMPANY,
                              not in its individual capacity but solely as Owner Trustee on behalf of the HOUSEHOLD CREDIT CARD MASTER
                              NOTE TRUST I


                              By:__________________________________________
                                 Name:
                                 Title: